UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):   April 25, 2002

                                  Proteo, Inc.
                   ___________________________________________
             (Exact name of registrant as specified in its charter)

                                     Nevada
                       __________________________________
                 (State or other jurisdiction of incorporation)


       000-30728                                       88-0292249
(Commission File Number)                     (IRS Employer Identification No.)

           2775 Mesa Verde Drive East, #F101, Costa Mesa, CA  92626
________________________________________________________________________
          (Address of principal executive offices)          (Zip Code)

                                  (949) 979-7074
               Registrant's telephone number, including area code:

                                       N/A
                   (Former name, address and telephone number)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


     The financial statements of the Company for the period from inception until December 31, 2001 and the financial statements of Old Proteo from inception until December 31, 2001, as well as applicable pro forma financial information:

                          INDEX TO FINANCIAL STATEMENTS





Independent  Auditors'  Report                                            1

Consolidated  Balance  Sheet                                              3

Consolidated  Statements  of  Operations  and  Comprehensive  Loss        4

Consolidated  Statements  of  Stockholders'  Equity                       5

Consolidated  Statements  of  Cash  Flows                                 7

Notes  to  Consolidated  Financial  Statements                            9

                          INDEPENDENT AUDITORS' REPORT



To  the  Board  of  Directors  and  Stockholders
Proteo  Marketing,  Inc.  and  Subsidiary

We have audited the accompanying consolidated balance sheet of Proteo Marketing, Inc. and Subsidiary (the "Company"), a Development Stage Company, as of December 31, 2001, and the related consolidated statements of operations and comprehensive loss, stockholders' equity and cash flows for the year then ended and for the periods from November 22, 2000 (Inception) to December 31, 2000 and from November 22, 2000 (Inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Proteo Marketing, Inc. and Subsidiary as of December 31, 2001, and the consolidated results of their operations and their cash flows for the year then ended and for the periods from November 22, 2000 (Inception) to December 31, 2000 and from November 22, 2000 (Inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the accompanying consolidated financial statements, the Company is a development stage company which has experienced significant losses since inception with no revenues. As discussed in Note 1 to the consolidated financial statements, a significant amount of additional capital will be necessary to advance the development of the Company's products to the point at which they may become commercially viable. These conditions, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 1. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Squar, Milner, Reehl & Williamson, LLP

July  10,  2002
Newport  Beach,  California

                      PROTEO MARKETING, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2001




                          ASSETS
CURRENT ASSETS
Cash . . . . . . . . . . . . . . . . . . . . .  $ 1,160,632
Prepaid expenses and other current assets. . .       75,204
                                                  1,235,836

PROPERTY AND EQUIPMENT . . . . . . . . . . . .      125,411

                                                $ 1,361,247

            LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities . . .  $   115,182
Accrued licensing fees . . . . . . . . . . . .      100,000
                                                    215,182

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Preferred stock, par value $0.001 per share;
20,000,000 shares authorized; no shares issued
and outstanding. . . . . . . . . . . . . . . .            -
Common stock, par value $0.001 per share;
100,000,000 shares authorized; 20,286,512
shares issued and outstanding. . . . . . . . .       20,287
Additional paid-in capital . . . . . . . . . .    3,614,827
Stock subscriptions receivable . . . . . . . .   (2,034,195)
Accumulated other comprehensive loss . . . . .      (20,493)
Deficit accumulated during development stage .     (434,361)
                                                  1,146,065
                                                ------------
                                                $ 1,361,247

See independent auditors' report and accompanying notes to these consolidated financial statements.

                      PROTEO MARKETING, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             AND COMPREHENSIVE LOSS
            FOR THE YEAR ENDED DECEMBER 31, 2001 AND FOR THE PERIODS
        FROM NOVEMBER 22, 2000 (INCEPTION) THROUGH DECEMBER 31, 2000, AND
          FROM NOVEMBER 22, 2000 (INCEPTION) THROUGH DECEMBER 31, 2001

                                                                            NOVEMBER   NOVEMBER
                                                                            22, 2000   22,2000
                                                                           (INCEPTION)(INCEPTION)
                                                                            THROUGH    THROUGH
                                                                            DECEMBER   DECEMBER
                                                                 2001       31, 2000   31, 2001
                                                             -----------  ----------  --------

REVENUES                                                   $          -   $        -   $       -
EXPENSES
General and Administrative                                      298,684       60,250     358,934
Research and Development, net of
grants                                                           81,882            -      81,882
                                                             -----------  -----------   ---------
                                                                380,566       60,250     440,816

INTEREST INCOME                                                   6,455            -       6,455
                                                             -----------  -----------   ---------
NET LOSS                                                       (374,111)     (60,250)   (434,361)

FOREIGN CURRENCY
       TRANSLATION ADJUSTMENTS                                  (20,493)           -     (20,493)
                                                             -----------  -----------   ---------
COMPREHENSIVE LOSS                                          $  (394,604)  $  (60,250)  $(454,854)
                                                             ===========  ===========   =========

BASIC AND DILUTED LOSS PER
      COMMON SHARE                                          $     (0.03)  $    (0.01)
                                                             ===========  ===========
WEIGHTED AVERAGE NUMBER
      OF COMMON SHARES
      OUTSTANDING                                            10,981,000    4,668,000
                                                             ===========  ===========

See independent auditors' report and accompanying notes to these consolidated financial statements.

                              PROTEO MARKETING, INC. AND SUBSIDIARY
                                   (A DEVELOPMENT STAGE COMPANY)
                         CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                    FOR THE YEAR ENDED DECEMBER 31, 2001 AND FOR THE PERIODS
               FROM NOVEMBER 22, 2000 (INCEPTION) THROUGH DECEMBER 31, 2000, AND
                 FROM NOVEMBER 22, 2000 (INCEPTION) THROUGH DECEMBER 31, 2001

                                                                                                   Deficit
                                                                                 Accumulated     Accumulated
                             Common Stock          Additional       Stock            Other         During
                          --------------------     Paid-In        Subscriptions  Comprehensive    Development
                          Shares        Amount     Capital        Receivable         Loss          Stage           Total
                          -------     ---------    ------------   -------------  -------------    ------------  -----------
BALANCE-
      NOVEMBER 22, 2000
     (INCEPTION) . . . .           -   $       -   $          -    $          -   $         -     $        -    $         -

Subscription of common
stock at $0.001 per
share. . . . . . . . . .   4,800,000       4,800               -         (4,800)            -              -              -

Common stock issued
for cash at $3.00 per
share. . . . . . . . . .      50,000          50         149,950              -             -              -        150,000
Reorganization with
Proteo Biotech AG. . . .   2,500,000       2,500           6,009              -             -              -          8,509
Net loss . . . . . . . .           -           -               -              -             -        (60,250)       (60,250)
                           ---------    --------    ------------    ------------   -----------      ----------    ----------

BALANCE -
     DECEMBER 31, 2000 .   7,350,000       7,350         155,959         (4,800)            -        (60,250)        98,259

Common stock issued
 for cash at $3.00 per
 share . . . . . . . . .     450,000         450       1,349,550               -            -              -      1,350,000
Cash received for
Common stock
 subscribed at $0.001
 per share . . . . . . .           -           -                -          4,800            -               -         4,800

                                                                      (continued)

See independent auditors' report and accompanying notes to these consolidated financial statements.

                              PROTEO MARKETING, INC. AND SUBSIDIARY
                                   (A DEVELOPMENT STAGE COMPANY)
                         CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                    FOR THE YEAR ENDED DECEMBER 31, 2001 AND FOR THE PERIODS
               FROM NOVEMBER 22, 2000 (INCEPTION) THROUGH DECEMBER 31, 2000, AND
                 FROM NOVEMBER 22, 2000 (INCEPTION) THROUGH DECEMBER 31, 2001

                                                                                                   Deficit
                                                                                 Accumulated     Accumulated
                             Common Stock          Additional       Stock            Other         During
                          --------------------     Paid-In        Subscriptions  Comprehensive    Development
                          Shares        Amount     Capital        Receivable         Loss          Stage             Total
                          -------     ---------    ------------   -------------  -------------    ------------  ------------

Common stock issued
for cash at $0.40 per
share. . . . . . . . . .     201,025         201       80,209              -                 -              -        80,410
Subscription of common
stock at $0.40 per share   5,085,487       5,086    2,029,109      (2,034,195)               -              -             -
Common stock issued
for cash to related
parties at $0.001 per
share. . . . . . . . . .   7,200,000       7,200            -               -                -              -         7,200
Other comprehensive
loss . . . . . . . . . .           -           -            -               -          (20,493)             -       (20,493)
Net loss . . . . . . . .           -           -            -               -                -       (374,111)     (374,111)
                          -----------   --------   ----------  ---------------    -------------    -----------   -----------
BALANCE - DECEMBER
31, 2001 . . . . . . . .  20,286,512   $  20,287   $3,614,827  $   (2,034,195)    $    (20,493)    $ (434,361)   $ 1,146,065
                          ==========   =========   ==========  ===============    =============    ===========   ===========


See independent auditors' report and accompanying notes to these consolidated financial statements.

                      PROTEO MARKETING, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
            FOR THE YEAR ENDED DECEMBER 31, 2001 AND FOR THE PERIODS
        FROM NOVEMBER 22, 2000 (INCEPTION) THROUGH DECEMBER 31, 2000, AND
          FROM NOVEMBER 22, 2000 (INCEPTION) THROUGH DECEMBER 31, 2001




                                                            NOVEMBER    NOVEMBER
                                                            22, 2000    22, 2000
                                                           (INCEPTION) (INCEPTION)
                                                            THROUGH     THROUGH
                                                            DECEMBER    DECEMBER
                                                2001        31, 2000    31, 2001
                                            ------------  ----------  -----------
CASH FLOWS FROM OPERATING
ACTIVITIES
Net loss . . . . . . . . . . . . . . . . .  $  (374,111)  $ (60,250)  $ (434,361)
Changes in operating assets and
liabilities:
Prepaid expenses and other current
assets . . . . . . . . . . . . . . . . . .      (11,542)    (60,000)     (71,542)
Accounts payable and accrued
liabilities. . . . . . . . . . . . . . . .       90,873           -       90,873
Accrued licensing fees . . . . . . . . . .      100,000           -      100,000
                                            ------------  ----------  -----------
NET CASH USED IN OPERATING ACTIVITIES. . .     (194,780)   (120,250)    (315,030)

CASH FLOWS FROM INVESTING
ACTIVITIES
Acquisition of property and equipment. . .     (123,893)          -     (123,893)
Cash of reorganized entity . . . . . . . .            -      27,638       27,638
                                            ------------  ----------  -----------
NET CASH (USED IN) PROVIDED BY INVESTING
ACTIVITIES . . . . . . . . . . . . . . . .     (123,893)     27,638      (96,255)

CASH FLOWS FROM FINANCING
ACTIVITIES
Proceeds from issuance of common stock . .    1,437,610     150,000    1,587,610
Proceeds for subscribed stock. . . . . . .        4,800           -        4,800
                                            ------------  ----------  -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES.    1,442,410     150,000    1,592,410

FOREIGN CURRENCY
TRANSLATION ADJUSTMENT . . . . . . . . . .      (20,493)          -      (20,493)
                                            ------------  ----------  -----------
NET INCREASE IN CASH . . . . . . . . . . .    1,103,244      57,388    1,160,632

CASH - beginning of period . . . . . . . .       57,388           -            -
                                           ------------  ----------  -----------
CASH - end of period . . . . . . . . . . .  $ 1,160,632   $  57,388   $1,160,632
                                           ============  ==========  ===========

                                  (CONTINUED)

See independent auditors' report and accompanying notes to these consolidated financial statements.

                      PROTEO MARKETING, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
            FOR THE YEAR ENDED DECEMBER 31, 2001 AND FOR THE PERIODS
        FROM NOVEMBER 22, 2000 (INCEPTION) THROUGH DECEMBER 31, 2000, AND
          FROM NOVEMBER 22, 2000 (INCEPTION) THROUGH DECEMBER 31, 2001





                                                            NOVEMBER    NOVEMBER
                                                            22, 2000    22, 2000
                                                           (INCEPTION) (INCEPTION)
                                                            THROUGH     THROUGH
                                                            DECEMBER    DECEMBER
                                                2001        31, 2000    31, 2001
                                               ------------  ---------  ----------

SUPPLEMENTAL DISCLOSURE OF
 CASH FLOW INFORMATION

Common stock issued for subscriptions
receivable. . . . . . . . . . . . . . . . . .  $  2,034,195  $   4,800  $ 2,038,995
                                               ============  ==========  ==========

Net assets of reorganized entity in exchange
for equity securities . . . . . . . . . . . .  $          -  $   8,509  $     8,509
                                               ============  ==========  ==========

See accompanying notes to consolidated financial statements for more information on non-cash investing and financing activities during the year ended December 31, 2001 and for the period from November 22, 2000 (Inception) through December 31, 2000.

                      PROTEO MARKETING, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


1.  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

NATURE  OF  BUSINESS

Proteo Marketing, Inc. ("PMI" or the "Company") was incorporated in the State of Nevada and began operations in November 2000. In December 2000, PMI entered into a reorganization and stock exchange agreement with Proteo Biotech AG, ("PBAG"), a German corporation, incorporated in Kiel, Germany. Pursuant to the terms of the agreement, all of the shareholders of PBAG exchanged their common stock for 2,500,000 shares of PMI common stock. As a result, PBAG is a wholly owned subsidiary of PMI (see Note 2). Subsequent to December 31, 2001, the Company completed a reverse merger with a publicly traded "shell" company (see Note 8) on April 25, 2002.

The Company and its subsidiary intend to develop, manufacture, promote and market pharmaceuticals and other biotech products. The Company is focused on the development of pharmaceuticals based on the human protein Elafin. Elafin is a human protein that naturally occurs in human skin, lungs, and mammary glands. The Company believes Elafin may be useful in the treatment of cardiac infarction, serious injuries caused by accidents, post surgery damage to tissue and complications resulting from organ transplantations.

Since its inception, the Company has primarily been engaged in the research and development of its proprietary product Elafin. Once the research and development phase is complete, the Company will begin to manufacture and obtain the various governmental regulatory approvals for the marketing of Elafin. The Company is in the development stage and has not generated revenues from any product sales. The Company believes that none of its planned products will produce sufficient revenues in the near future. As a result, the Company plans to identify and develop other potential products. There are no assurances, however, that the Company will be able to produce such products, or if produced, that they will be accepted in the marketplace.

DEVELOPMENT  STAGE  AND  GOING  CONCERN

The Company has been in the development stage since it began operations on November 22, 2000, and has not generated any revenues from operations and there is no assurance of any future revenues.

The Company will require substantial additional funding for continuing research and development, obtaining regulatory approval and for the commercialization of its product. There can be no assurance that the Company will be able to obtain sufficient additional funds when needed, or that such funds, if available, will be obtainable on terms satisfactory to the Company.

1.  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING POLICIES (continued)

Management  has  taken  action  to  address  these  matters.  They  include:

- Retention of experienced management personnel with particular skills in the commercialization of such products.
-     Attainment  of  technology  to  develop  additional  biotech  products.
-     Raising  additional  funds through the sale of debt and equity securities.

The Company's products, to the extent they may be deemed drugs or biologics, are governed by the Federal Food, Drug and Cosmetics Act and the regulations of State and various foreign government agencies. The Company's proposed pharmaceutical products to be used with humans are subject to certain clearance procedures administered by the above regulatory agencies. There can be no assurance that the Company will receive the regulatory approvals required to market its proposed products elsewhere or that the regulatory authorities will review the product within the average period of time.

Management plans to obtain revenues from product sales, but there is no commitment by any persons for purchase of any of the proposed products. In the absence of significant sales and profits, the Company may seek to raise additional funds to meet its working capital requirements through the additional sales of debt and equity securities. There is no assurance that the Company will be able to obtain sufficient additional funds when needed, or that such funds, if available, will be obtainable on terms satisfactory to the Company.

These circumstances, among others, raise substantial doubt about the Company's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

RISKS  AND  UNCERTAINTIES

The Company's line of future pharmaceutical products being developed by its German subsidiary are deemed as drugs or biologics, and as such, are governed by the Federal Food and Drug and Cosmetics Act and by the regulations of state agencies and various foreign government agencies. There can be no assurance that the Company will maintain the regulatory approvals required to market its products. The pharmaceutical products, under development in Germany, will be subject to more stringent regulatory requirements because they are in vivo products for humans. The Company and its subsidiary have

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) no experience in obtaining regulatory clearance on these types of products. Therefore, the Company will be subject to the risks of delays in obtaining or failing to obtain regulatory clearance and other uncertainties, including financial, operational, technological, regulatory and other risks associated with an emerging business, including the potential risk of business failure.

CONSOLIDATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the accounts of the Company and its wholly owned foreign subsidiary. The operations of the Company's wholly owned foreign subsidiary acquired on December 30, 2000 (see Note 2), are included in the accompanying statements of operations and comprehensive loss from such date. All significant intercompany accounts and transactions have been eliminated in consolidation.

STARTUP  ACTIVITIES

The Company has adopted Statement of Position No. 98-5, ("SOP 98-5") "Reporting the Costs of Startup Activities." SOP 98-5 requires that all non-governmental entities expense the costs of startup activities, including organizational costs as these costs are incurred. The adoption of this standard has not materially impacted the Company's results of operations, financial position or cash flows.

GRANTS

The Company receives grants from the German government which are used to fund research and development activities and the acquisition of equipment (see Note
6). Revenue from grants for the reimbursement of research and development expenses are offset against research and development expenses in the accompanying consolidated statements of operations when the related expenses are incurred. Grants related to the acquisition of tangible property are recorded as a reduction of the properties historical cost.

Funds are available at the earliest from January 1 of each budget year with a fund request submitted on or before December 5 of each year. Funds reserved for each budget year may not be assigned and funds not requested by December 5 of each budget year will expire.

1.  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING POLICIES (continued)

USE  OF  ESTIMATES

The Company prepares its consolidated financial statements in conformity with accounting principles generally accepted in the United Sates of America, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates made by management include, among others, realizability of long-lived assets and estimates for deferred income tax valuation allowance. Actual results could differ from those estimates.

FINANCIAL  INSTRUMENTS

Statement of Financial Accounting Standards ("SFAS") No. 107 "Disclosures About Fair Value of Financial Instruments" requires disclosure of fair value information about financial instruments when it is practicable to estimate that value. Management believes that the carrying amounts of the Company's financial instruments, consisting primarily of cash and accounts payable and accrued expenses, approximate their fair value at December 31, 2001, due to their short-term nature.

FOREIGN  CURRENCY  TRANSLATION

Assets and liabilities of the Company's German operations are translated into U.S. dollars at period-end exchange rates. Net exchange gains or losses resulting from such translation are excluded from net earnings but are included in comprehensive loss and accumulated in a separate component of stockholders' equity. Such amount was $20,493 at December 31, 2001. Income and expense are translated at weighted average exchange rates for the period. During 2001 and 2000, the Company had no foreign exchange transaction gains or losses.

OTHER RISKS  AND  UNCERTAINTIES

The Company maintains its cash in uninsured accounts and not in bank depository accounts insured by the Federal Deposit Insurance Corporation (FDIC). The
Company  has  not  experienced  any  losses  in  these  uninsured  accounts.

The Company's research and development activities and most of its assets are located in Germany. The Company's operations are subject to various political, economic, and other risks and uncertainties inherent in such foreign country.

1.  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING POLICIES (continued)

PROPERTY  AND  EQUIPMENT

Property and equipment are recorded at cost and are depreciated or amortized using the straight-line method over their expected useful lives, which range from 3 to 14 years. No depreciation expense has been recorded from inception to date as substantially all assets have not yet been placed in service (see Note
3). Expenditures for normal maintenance and repairs are charged to income, and significant improvements are capitalized. The cost and related accumulated depreciation of assets are removed from the accounts upon retirement or other disposition; any resulting gain or loss is reflected in the consolidated statements of operations.

IMPAIRMENT  OF  LONG-LIVED  ASSETS

The Company accounts for the impairment and disposition of long-lived assets in accordance with SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of" which requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If the cost basis of a long-lived asset is greater than the projected future undiscounted net cash flows from such asset (excluding interest), an impairment loss is recognized. Impairment losses are calculated as the difference between the cost basis of an asset and its estimated fair value. Any long-lived assets held for disposal are reported at the lower of their carrying amounts or fair values less costs to sell. As of December 31, 2001, management of the Company believes that no impairment has been indicated. There can be no assurances, however, that market conditions will not change which could result in impairment on long-lived assets in the future.

REVENUE  RECOGNITION

Revenues  from  product  sales  will  be  recognized  at  the  time of shipment.

In December 1999, the Securities and Exchange Commission released Staff Accounting Bulletin No. 101, "Revenue Recognition in the Financial Statements" ("SAB No. 101"), which provides guidance on the recognition, presentation and disclosure of revenue in the financial statements and which was effective October 1, 2000. The adoption of SAB No. 101 did not have a material impact on the Company's financial statements.

1.  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING POLICIES (continued)

RESEARCH  AND  DEVELOPMENT

Research and development costs are charged to operations as they are incurred. Legal fees and other direct costs incurred in obtaining and protecting patents are expensed as incurred. Grant funds received (see Note 6) are netted against research and development costs.

INCOME  TAXES

The Company accounts for deferred income taxes using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

ACCOUNTING  FOR  STOCK-BASED  COMPENSATION

The Company accounts for stock-based compensation issued to employees using the intrinsic value method as prescribed by Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" ("APB 25"). Under the intrinsic value method, compensation is the excess, if any, of the fair value of the stock at the grant date or other measurement date over the amount an employee must pay to acquire the stock. Compensation, if any, is recognized over the applicable service period, which is usually the vesting period. The Financial Accounting Standards Board ("FASB") has issued SFAS No. 123 "Accounting for Stock-Based Compensation." This standard, if fully adopted, changes the method of accounting for all stock-based compensation to the fair value method. For stock options and warrants, fair value is determined using an option pricing model that takes into account the stock price at the grant date, the exercise price, the expected life of the option or warrant and the annual rate of quarterly dividends. Compensation expense, if any, is recognized over the applicable service period, which is usually the vesting period.

The adoption of the accounting methodology of SFAS No. 123 for employees is optional and the Company has elected to continue accounting for stock-based compensation issued to employees using APB 25; however, pro forma disclosures, as if the Company adopted the cost recognition requirements under SFAS No. 123, are required to be presented. As of December 31, 2001, the Company has not granted any stock options or warrants.

1.  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING POLICIES (continued)

In March 2000, the FASB issued Interpretation No. 44 ("FIN 44"), "Accounting for Certain Transactions involving Stock Compensation, an interpretation of APB 25." FIN 44 clarifies the application of APB 25 for (a) the definition of employee for purposes of applying APB 25, (b) the criteria for determining whether a plan qualifies as a noncompensatory plan, (c) the accounting consequence for various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. The adoption of the provisions of FIN 44 did not have a material effect on the consolidated financial statements.

BASIC  AND  DILUTED  LOSS  PER  COMMON  SHARE

The Company computes net loss per common share using SFAS No. 128 "Earnings Per Share." Basic loss per common share is computed based on the weighted average number of shares outstanding for the period. Diluted loss per share is computed by dividing net loss by the weighted average shares outstanding assuming all dilutive potential common shares were issued. There were no dilutive potential common shares at December 31, 2001 and 2000.

COMPREHENSIVE  INCOME  (LOSS)

The Company adopted SFAS No. 130 "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting and display of comprehensive income (loss) and its components in a full set of general-purpose financial statements. Total comprehensive income (loss) represents the net change in stockholders' equity during a period from sources other than transactions with stockholders and as such, includes net earnings. For the Company, the components of other comprehensive income (loss) are the changes in the cumulative foreign currency translation adjustments and are recorded as components of stockholders' equity.

1.  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING POLICIES (continued)

SEGMENTS  OF  AN  ENTERPRISE  AND  RELATED  INFORMATION

The Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 establishes standards for the way public companies report information about segments of their business in their annual financial statements and requires them to report selected segment information in their quarterly reports issued to shareholders. It also requires entity-wide disclosures about the products and services an entity provides, the material countries in which it holds assets and reports revenues and its major customers. The Company has had no revenues since its inception. See Note 3 for information on long-lived assets located in Germany.

NEW  ACCOUNTING  PRONOUNCEMENTS

In July 2001, the FASB issued SFAS No. 141, "Business Combinations," which is effective for business combinations initiated after June 30, 2001. SFAS No. 141 eliminates the pooling of interest method of accounting for business combinations and requires that all business combinations occurring on or after July 1, 2001 are accounted for under the purchase method. The Company does not expect SFAS No. 141 to have a material impact on its financial statements.

In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets," which is effective for fiscal years beginning after December 15, 2001. Early adoption is permitted for entities with fiscal years beginning after March 15, 2001, provided that the first interim financial statements have not been previously issued. SFAS No. 142 addresses how intangible assets that are acquired individually or with a group of other assets should be accounted for in the financial statements upon their acquisition and after they have been initially recognized in the financial statements. SFAS No. 142 requires that goodwill and intangible assets that have indefinite useful lives not be amortized but rather be tested at least annually for impairment, and intangible assets that have finite useful lives be amortized over their useful lives. SFAS No. 142 provides specific guidance for testing goodwill and intangible assets that will not be amortized for impairment. In addition, SFAS No. 142 expands the disclosure requirements about goodwill and other intangible assets in the years subsequent to their acquisition. Impairment losses for goodwill and indefinite-life intangible assets that arise due to the initial application of SFAS No. 142 are to be reported as resulting from a change in accounting principle. However, goodwill and intangible assets acquired after June 30, 2001 will be subject immediately to the provisions of SFAS No. 142. The Company does not expect SFAS No. 142 to have a material effect on its financial statements.

1.  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING POLICIES (continued)

Also, the FASB has recently issued SFAS No. 143, "Accounting for Asset Retirement Obligations" and SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs, and is effective for financial statements issued for fiscal years beginning after June 15, 2002. SFAS No. 144 supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and addresses financial accounting and reporting for the impairment or disposal of long-lived assets, including accounting for a segment of a business accounted for as a discontinued operation. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001. Management has not determined exactly how the requirements of such pronouncements will affect the Company's future financial statements.


2.  REORGANIZATION  WITH  PROTEO  BIOTECH  AG

The reorganization with Proteo Biotech AG on December 30, 2000 was allocated as follows, based on the December 30, 2000 estimated fair value, in U.S. dollars, of the net assets of PBAG:

Cash                                         $  27,638
Other  current  assets                           3,662
Property  and  equipment                         1,518
Accounts  payable  and  accrued  expenses      (24,309)
                                             ----------
                                              $  8,509
                                             ==========

PBAG  had  no  significant  operations  as  of  December  31,  2000.

3.  PROPERTY  AND  EQUIPMENT

Property and equipment, all located in Kiel, Germany, consists of the following at December 31, 2001:

Technical  and  laboratory  equipment     $  118,906
Office  equipment                              1,043
Computers                                      5,462
                                          ----------
                                          $  125,411
                                          ==========

Substantially all assets were not placed into service as of December 31, 2001. Most of the Company's activities were conducted in leased facilities at the University of Kiel, Germany, from November 22, 2000 (Inception) through December 31, 2001.

4.  STOCKHOLDERS'  EQUITY

COMMON  STOCK

The Company is authorized to issue 100,000,000 shares of $0.001 par value common stock. The holders of the Company's common stock are entitled to one vote for each share held of record on all matters to be voted on by those stockholders.

In November 2000, the Company sold and issued 4,800,000 shares of common stock at $0.001 per share for $4,800 in cash, which was received in fiscal 2001; therefore the issuance was accounted for as a stock subscription receivable at December 31, 2000. During the year ended December 31, 2001, the Company sold and issued an additional 7,200,000 shares of common stock to related parties at $0.001 per share for $7,200 in cash.

In November 2000, the Company sold and issued 50,000 shares of common stock at $3.00 per share for $150,000 in cash.

In December 2000, the Company issued 2,500,000 shares of common stock in connection with the reorganization and stock exchange agreement with PBAG (see Notes 1 and 2).

During the year ended December 31, 2001, the Company issued and sold 450,000 shares of common stock at $3.00 per share to Euro-American GmbH for $1,350,000 in cash.

During the year ended December 31, 2001, the Company entered into a subscription for 6,000,000 shares of the Company's common stock with Euro-American GmbH, valued at $2,400,000. During the year ended December 31, 2001, 5,286,512 shares of Company common stock were issued under this subscription, of which approximately $80,000, representing 201,025 shares, has been received during such year.

PREFERRED  STOCK

The Company is authorized to issue 20,000,000 shares of non-voting no par value preferred stock. The Board of Directors has not designated any liquidation value or dividend rates. From November 22, 2000 (Inception) through December 31, 2001, no preferred stock was issued.


5.  INCOME  TAX  PROVISION

There is no material income tax expense recorded for the periods ended December 31, 2001 and 2000, due to the Company's net losses.

Income tax expense for the periods ended December 31, 2001 and 2000 differed from the amounts computed by applying the U.S. federal income tax rate of 34 percent for the following reasons:

                                                  2001            2000
                                              ------------    -----------

Income  tax  benefit at U.S.
federal statutory rates                       $  (128,000)    $ (21,000)
State  income  tax  benefit                       (24,000)       (4,000)
Miscellaneous  operating
losses not benefited                              152,000        25,000
State  and  local  income  taxes,
net  of  federal income tax effect                    800           800
                                              ------------    -----------
                                              $       800     $     800

The Company has a deferred tax asset and like amount of valuation allowance of approximately $177,000 at December 31, 2001, relating to tax net operating loss carryforwards.

The valuation allowance increased by $152,000 during the year ended December 31, 2001.

As of December 31, 2001, the Company had net operating loss carryforwards of approximately $455,000, $228,000, and $455,000 available to offset future taxable Federal, state, and foreign income, respectively. The federal and state carryforward amounts expire in varying amounts between 2006 and 2021. The foreign net operating loss carryforwards do not have an expiration period.


6.  COMMITMENTS  AND  CONTINGENCIES

LICENSE  AGREEMENT

On December 30, 2000, the Company entered into a 30-year license agreement, beginning January 1, 2001, with Professor Dr. Oliver Wiedow, MD, the owner and inventor of several patents, patent rights and related technologies related to Elafin. In exchange for an exclusive license worldwide for such patents, patents rights and related technologies, the Company agreed to pay Dr. Wiedow a licensing fee of $100,000 per year, with quarterly installments beginning April 1, 2001, for a term of six years. Such licensing fees shall be reduced by any royalties paid to Dr. Wiedow. Royalties are to be paid quarterly, for the 30-year term of the agreement, to Dr. Wiedow in the amount of 3% of gross revenues earned with products based on the licensed technology.

During the year ended December 31, 2001, the Company accrued $100,000 for licensing fees in the accompanying consolidated balance sheet. The related expense is included in general and administrative expense in the accompanying statements of operations and comprehensive loss for the year ended December 31, 2001. No royalty expense was required for the period ended December 31, 2001.

GRANTS

The German state of Schleswig-Holstein granted Proteo Biotech AG approximately 790,000 Euros for the research and development of the Company's pharmaceutical product Elafin. The grant originally covers the period from February 1, 2001 to January 31, 2004 if certain milestones are reached by November 15 of each year, with a possible extension as defined in the agreement.

The grant covers 49.99% of eligible research and development costs and are subject to the Company's ability to cover the remaining 50.01% of the costs. An additional condition of the grant is that the product is to be developed and subsequently produced in the German state of Schleswig-Holstein.

Based on research and development expenditures through December 31, 2001, the Company had qualified to receive approximately 153,000 Euros of such grant. There were no research and development expenditures in fiscal 2000 that qualified for grant funds. Approximately $138,000 of grant funds has been received and recorded as a reduction of research and development expenses for the year ended December 31, 2001. As of December 31, 2001, all of the grants the Company had qualified for so far have been received and all milestones required by the grant were satisfied.

LEASES

In October 2001, the Company entered into several leases for office and laboratory facilities in Germany beginning January 2002 and expiring at dates through December 2011. Certain leases have a rental adjustment in 2007 based on the consumer price index.

Future minimum rental payments under non-cancelable operating lease commitments approximate the following for the years ending December 31:

                        2002  $   18,500
                        2003      18,500
                        2004      15,000
                        2005      15,000
                        2006      15,000
                  Thereafter      74,000
                              ----------
                              $  156,000

7.  LOSS  PER  SHARE

The following is a reconciliation of the numerators and denominators of the basic and diluted loss per share computations for the periods ended December 31, 2001 and 2000:

                                                         2001          2000
                                                         ----          ----

Numerator for basic and diluted loss per share:
Net  loss charged to common stockholders           $  (374,111)   $    (60,250)

Denominator for basic and diluted loss per share:
Weighted  average  number  of  shares               10,981,000       4,668,000
                                                   ------------   -------------

Basic  and  diluted  loss  per  share              $     (0.03)   $      (0.01)
                                                   ============   =============

8.  REVERSE  MERGER  (UNAUDITED)

The Company entered into a Shell Acquisition Agreement (the "Acquisition Agreement") with Proteo, Inc. (formerly known as TriVantage Group, Inc.). In accordance to the Acquisition Agreement, the Company originally acquired
176,660,280 shares (1,313,922 post split) of Proteo, Inc.'s common stock representing 90% of the issued and outstanding common stock of Proteo, Inc. Upon completion of the Acquisition Agreement, Proteo, Inc. completed a one for one-hundred-fifty reverse stock split. In conjunction with the Acquisition Agreement, the Company paid approximately $500,000 to SiteStar Corporation, the former parent of Proteo, Inc. Such amount will be recorded as acquisition costs during the year ended December 31, 2002.

Effective April 25, 2002, the shareholders of the Company exchanged their shares of the Company for an aggregate of 20,286,512 shares of Proteo, Inc. to effect a reverse acquisition (the "Merger") between the Company and Proteo, Inc. By virtue of the Merger, the stockholders of the Company acquired 20,286,512 shares of Proteo, Inc. The total issued and outstanding of the combined entities subsequent to the Merger was 21,600,434 shares. Since Proteo, Inc.'s previous and continuing operations and balance sheet are insignificant, a pro `forma consolidated balance sheet at December 31, 2001 and consolidated statement of operations for the year ended December 31, 2001 and 2000 are not presented here.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     July  30,  2002         PROTEO,  INC.


                                   By: /s/ Joerg Alte
                                      -----------------
                                   Joerg  Alte
                                   Chief  Executive  Officer